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                                  SMITH BARNEY
                                 LARGE CAP BLEND

                                               Fund

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                                                               -----------------

                                                               STYLE PURE SERIES

                                                               ANNUAL REPORT

                                                               JANUARY 31, 2000

                                                               -----------------

                              [LOGO] Smith Barney
                                     Mutual Funds

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

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


Smith Barney
Large Cap Blend Fund

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The Smith Barney Large Cap Blend Fund ("Fund") seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations in excess of $5 billion at time of investment.

Smith Barney Large Cap Blend Fund
Average Annual Total Returns
January 31, 2000

                                                 Without Sales Charge(1)
                                          --------------------------------------
                                          Class A   Class B   Class L   Class O
================================================================================
One-Year                                     5.10%     4.55%     4.31%     4.55%
--------------------------------------------------------------------------------
Five-Year                                   18.51     17.90       N/A     17.90
--------------------------------------------------------------------------------
Since Inception+                            13.54     12.97      9.75     16.13
================================================================================

                                                 With Sales Charge(2)
                                      ------------------------------------------
                                      Class A     Class B    Class L    Class O
================================================================================
One-Year                                (0.15)%      0.11%      2.39%      3.66%
--------------------------------------------------------------------------------
Five-Year                               17.29       17.80        N/A      17.90
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Since Inception+                        12.74       12.97       9.08      16.13
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, November 6, 1992, June 15, 1998 and August 15, 1994, respectively.

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FUND HIGHLIGHT
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While no guarantees can be made, we are confident that the Fund's holdings in several companies, which should benefit from increased use of the Internet and the worldwide economic recovery, have significant potential to offer long-term capital growth in the new century. In addition, the Fund's diversification strategy should also continue to positively contribute to its performance in the future.

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 NASDAQ SYMBOL
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        Class A            SGIAX
        Class B            SGIBX

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 WHAT'S INSIDE
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Shareholder Letter..........................................................   1

Historical Performance......................................................   4

Smith Barney Large Cap Blend Fund
at a Glance.................................................................   7

Schedule of Investments.....................................................   8

Statement of Assets and Liabilities.........................................  12

Statement of Operations.....................................................  13

Statements of Changes in Net Assets.........................................  14

Notes to Financial Statements...............................................  15

Financial Highlights........................................................  20

Independent Auditors' Report................................................  25

Tax Information.............................................................  26

Additional Shareholder Information..........................................  26

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON

Chairman

[PHOTO]

R. JAY GERKEN, CFA

Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Large Cap Blend Fund ("Fund") for the year ended January 31, 2000. In this letter, we summarize the period's prevailing economic and market conditions and outline our investment strategy. For your convenience, a detailed summary of the Fund, as well as its current holdings, can be found in the appropriate sections that follow. Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages eight through eleven for the Fund's holdings. We hope you find this report to be useful and informative.

Performance Update

For the year ended January 31, 2000, the Fund's Class A shares, without sales charges, returned 5.10%. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned 10.34% for the same period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.)

The Fund's underperformance relative to the S&P 500 was primarily due to the Fund's holdings in value stocks, a segment of the market which was largely out-of-favor with many investors during the reporting period. Technology was the strongest performing sector last year. Although the Fund has some holdings in technology, our technology companies tend to be more conservative than many of the more speculative companies which had the greatest returns during this period. Despite the Fund's underperformance, we are confident that our investment approach should offer capital growth over the long term.

Market and Economic Overview

The stock market continued its record performance for most of the reporting period, supported by strong earnings reports and the apparent economic recovery overseas. However, this continued growth led to concerns that inflationary pressures would surface. As an inflationary precaution, the Federal Reserve Board ("Fed") raised interest rates three times in 1999, for a total of 75 basis points, effectively "taking back" the interest rate cuts implemented in the fall of 1998. (A basis point is .01%, or one one-hundredth of a percent.) This change in monetary policy by the Fed negatively impacted the bond markets but did little to suppress the strong performance of many stocks.

The performance of the stock markets during the period was largely attributed to the performance of growth stocks. The value segment of the market has continued to underperform growth. Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value. Despite this, we believe the performance of value stocks will improve, as many investors begin to seek high-quality companies with favorable valuations.

During the period, technology stocks posted exceptional returns. The historic 57.24% return of the NASDAQ Composite Index for the 12-month period ended January 31, 2000, in our view, is a clear illustration of investors' enthusiasm for this sector of the market, as the NASDAQ is dominated by large capitalization technology stocks. (The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities, more than 4,700 companies, listed on the


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Smith Barney Large Cap Blend Fund                                              1

NASDAQ stock market.) The strong performance of technology was spurred by rapid sales growth to support the ever-increasing use and influence of the Internet by both businesses and individuals.

Investment Philosophy

As befits its name, the Fund employs a "blend" stock selection philosophy. The term "blend" refers to an investing approach that combines growth and value investment styles. As blend investors, we attempt to pay as little as possible for as much growth potential as possible. And we focus on large cap companies, typically those with market capitalizations greater than $5 billion.

The blend moniker is appropriate for the Fund not only because of the blend of growth and value style characteristics, but also because of its blend of quantitative and qualitative approaches to portfolio management. There are a number of quantitative measures we look at to judge growth and value. And there are qualitative measures that we also believe are equally important to the success of an investment.

Quantitative growth measures that we examine include historical earnings progression, forecasted earnings growth, earnings revisions and corporate profitability. Value measures include price-to-earnings, price-to-book and price-to-sales ratios.1 Taken together, these measures provide us with a quantitative look at our universe of large-cap stocks. Moreover, they enable us to estimate the growth and value characteristics of each stock, and to put together what we believe is an optimal blend portfolio that balances these characteristics.

In addition to quantitative measures, we focus on qualitative factors such as management changes, corporate strategy and evolution of the competitive landscape. As previously noted, we think these qualitative considerations are important to making judgments about a company's future prospects.

Portfolio Update

During the last six months of the reporting period, we added several companies in the technology sector to the Fund's portfolio with the objective of strengthening and diversifying the portfolio's holdings in technology. Those companies include:

o     Compuware, a leading software and services provider;

o Siebel Systems, a company which designs, develops and sells marketing and customer service software with a focus on e-business applications;

o Teradyne, a manufacturer of automatic test equipment and related software for the electronics and communications industries; and

o Yahoo!, the leading global Internet media company, which offers a branded network of comprehensive information, communication and shopping services to millions of users daily.

Two utility companies, Enron and Texas Utilities Co., were also added to the Fund's portfolio during the period. Enron, a natural gas utilities company, has grown from a major gas pipeline system into a total energy management company. Texas Utilities Co., a utilities holding company, has begun to expand internationally. We believe that developments in these two companies are significant and should provide long-term capital growth potential. We also added several other stocks to the Fund across a range of industries.

During the period, we eliminated some of the Fund's holdings. Two of the companies we sold were in the utility sector. We sold U.S. West to reduce the Fund's exposure to the telecommunications industry and Niagara Mohawk was eliminated due to the fact that the company's restructuring was taking longer than originally anticipated. The Fund originally held

----------
1 A price-to-earnings ratio measures the price of a stock divided by its earnings per share. This ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. A price-to-book ratio is the price of a stock divided by its net asset value. A price-to-sales ratio is the price of a stock divided by its sales per share for the preceeding 12 months.


--------------------------------------------------------------------------------
2                                                2000 Annual Report Shareholders

American Stores, which was merged into Albertson's. We eliminated the Albertson's position due to the difficulties in merging the American Store operations as well as the challenges presented by a very competitive food-retailing environment.

During the period, the Fund had a number of holdings whose names and businesses changed as a result of mergers. TCA Cable was purchased by Cox Communications on May 12, 1999, reflecting the ongoing consolidation in the cable industry. Honeywell and Allied Signal merged, with the newly combined company now known simply as Honeywell. Gulfstream Aerospace became part of General Dynamics and the merger of Exxon and Mobil resulted in Exxon Mobil, a dominant force in the oil and gas industry. We anticipate that merger and acquisition activity should continue for the near term, as witnessed by the pending mega-merger of America Online and Time Warner.

Market Outlook

In 1999, U.S. stocks increased while bond prices declined. In our opinion, it is unlikely that the same set of market conditions will occur in 2000. In our view, the performance of the markets should be, in large part, determined by the actions of the Fed. On February 2, 2000, the Fed, in fact, raised interest rates 0.25%, to 5.75%, which had a somewhat negative effect on the stock market. However, we are confident that the Fed should limit future rate increases, as inflation should remain low.2 Looking ahead, in our view, stocks should continue to perform well, powered by strong earnings increases.

Thank you for your investment in the Smith Barney Large Cap Blend Fund. We look forward to continuing to help you achieve your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon       /s/ R. Jay Gerken


Heath B. McLendon           R. Jay Gerken
Chairman                    Vice President
                            and Investment Officer

February 24, 2000


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Smith Barney Large Cap Blend Fund                                              3

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  Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00               $17.88      $15.97      $0.01         $2.78         5.10%
--------------------------------------------------------------------------------
1/31/99                15.72       17.88       0.12          0.87        20.69
--------------------------------------------------------------------------------
1/31/98                14.30       15.72       0.19          0.70        16.30
--------------------------------------------------------------------------------
1/31/97                12.16       14.30       0.20          0.18        20.97
--------------------------------------------------------------------------------
1/31/96                 9.62       12.16       0.20          0.20        30.97
--------------------------------------------------------------------------------
1/31/95                10.36        9.62       0.19          0.14        (3.93)
--------------------------------------------------------------------------------
1/31/94                 9.58       10.36       0.23          0.00        10.70
--------------------------------------------------------------------------------
Inception* -- 1/31/93   9.50        9.58       0.00          0.00         0.84+
================================================================================
  Total                                       $1.14         $4.87
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                $17.86     $15.87      $0.00          $2.78       4.55%
--------------------------------------------------------------------------------
1/31/99                 15.72      17.86       0.06           0.87      20.13
--------------------------------------------------------------------------------
1/31/98                 14.33      15.72       0.14           0.70      15.65
--------------------------------------------------------------------------------
1/31/97                 12.19      14.33       0.15           0.18      20.43
--------------------------------------------------------------------------------
1/31/96                  9.65      12.19       0.15           0.20      30.23
--------------------------------------------------------------------------------
1/31/95                 10.38       9.65       0.14           0.14      (4.33)
--------------------------------------------------------------------------------
1/31/94                  9.58      10.38       0.15           0.00      10.01
--------------------------------------------------------------------------------
Inception* -- 1/31/93    9.50       9.58       0.00           0.00       0.84+
================================================================================
  Total                                       $0.79          $4.87
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                $17.87     $15.84      $0.00          $2.78       4.31%
--------------------------------------------------------------------------------
Inception* -- 1/31/99   16.89      17.87       0.01           0.87      11.57+
================================================================================
  Total                                       $0.01          $3.65
================================================================================


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4                                                2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                $17.86     $15.87      $0.00          $2.78       4.55%
--------------------------------------------------------------------------------
1/31/99                 15.72      17.86       0.06           0.87      20.14
--------------------------------------------------------------------------------
1/31/98                 14.33      15.72       0.14           0.70      15.65
--------------------------------------------------------------------------------
1/31/97                 12.19      14.33       0.15           0.18      20.43
--------------------------------------------------------------------------------
1/31/96                  9.65      12.19       0.15           0.20      30.23
--------------------------------------------------------------------------------
Inception* -- 1/31/95    9.91       9.65       0.06           0.14      (0.58)+
================================================================================
  Total                                       $0.56          $4.87
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                $17.93     $16.06      $0.05          $2.78       5.53%
--------------------------------------------------------------------------------
1/31/99                 15.73      17.93       0.15           0.87      21.16
--------------------------------------------------------------------------------
1/31/98                 14.34      15.73       0.28           0.70      16.76
--------------------------------------------------------------------------------
1/31/97                 12.16      14.34       0.22           0.18      21.48
--------------------------------------------------------------------------------
Inception* -- 1/31/96   12.08      12.16       0.00           0.00        N/A**
================================================================================
  Total                                       $0.70          $4.53
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A   Class B   Class L   Class O   Class Y
================================================================================
Year Ended 1/31/00                5.10%     4.55%     4.31%     4.55%     5.53%
--------------------------------------------------------------------------------
Five Years Ended 1/31/00         18.51     17.90       N/A     17.90       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00       13.54     12.97      9.75     16.13     16.21
================================================================================

                                             With Sales Charge(2)
                                 -----------------------------------------------
                                 Class A   Class B   Class L   Class O   Class Y
================================================================================
Year Ended 1/31/00               (0.15)%    0.11%      2.39%    3.66%     5.53%
--------------------------------------------------------------------------------
Five Years Ended 1/31/00         17.29     17.80        N/A    17.90       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00       12.74     12.97       9.08    16.13     16.21
================================================================================


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Smith Barney Large Cap Blend Fund                                              5

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 Cumulative Total Return
--------------------------------------------------------------------------------

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/00)                           150.67%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                           141.78
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                            16.37
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/00)                           126.48
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/00)                            82.56
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, November 6, 1992, June 15, 1998, August 15, 1994 and January 31, 1996,
      respectively.

**    Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
6                                                2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Smith Barney Large Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Large Cap Blend Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                          November 1992-- January 2000

[The following table was depicted as a mountain chart in the printed material.]

                                      SB G&I Class A     SB G&I Class B    S&P
Nov\1992                                   9500               10000       10000
Jan\1993                                   9580               9584        10554
Jan\1994                                   10605              10694       11910
Jan\1995                                   10188              10314       11973
Jan\1996                                   13344              13622       16596
Jan\1997                                   16142              16546       20965
Jan\1998                                   18773              19251       26606
Jan\1999                                   22658              23126       35253
Jan\2000                                   23814              24179       38663


+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

19.1%       Electronic Technology
14.6%       Finance
10.9%       Utilities
11.2%       Healthcare
 7.9%       Technology Services
 5.5%       Retail Trade
 5.7%       Consumer Non-Durables
 5.0%       Consumer Services
 3.8%       Energy Minerals
 3.6%       Process Industries
12.7%       Other

*     As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Cash Equivalent               0.3%
Common Stock                  99.7%

**    As a percentage of total investments.


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Smith Barney Large Cap Blend Fund                                              7

--------------------------------------------------------------------------------
 Schedule of Investments                                        January 31, 2000
--------------------------------------------------------------------------------

    SHARES                                 SECURITY                    VALUE
================================================================================

COMMON STOCK--99.7%

Aerospace/Defense--0.7%
       80,000      General Dynamics Corp.                             $3,770,000
--------------------------------------------------------------------------------

Commercial Services--0.6%
       60,000      W.W. Grainger, Inc.(a)                              2,876,250
--------------------------------------------------------------------------------

Consumer Durables--1.6%
      100,000      Ford Motor Co.                                      4,975,000
       45,000      General Motors Corp.                                3,619,687
--------------------------------------------------------------------------------
                                                                       8,594,687
--------------------------------------------------------------------------------

Consumer Non-Durables--5.7%
       65,000      Anheuser-Busch Cos., Inc.                           4,387,500
       60,000      Coca-Cola Co.                                       3,446,250
       25,000      Gillette Co.                                          940,625
       80,000      Kimberly-Clark Corp.                                4,955,000
      125,000      PepsiCo Inc.                                        4,265,625
       60,000      Philip Morris Cos., Inc.                            1,256,250
       70,000      Proctor & Gamble Co.                                7,061,250
       40,000      Quaker Oats Co.                                     2,375,000
       55,000      V.F. Corp.                                          1,426,562
--------------------------------------------------------------------------------
                                                                      30,114,062
--------------------------------------------------------------------------------

Consumer Services--5.0%
      120,000      America Online, Inc.(b)                             6,832,500
       60,000      Comcast Corp., Class A Shares (a)                   2,760,000
       81,580      Cox Communications, Inc. (a)(b)                     3,982,124
       65,000      H&R Block, Inc.                                     2,803,125
       45,000      McDonald's Corp.                                    1,673,437
       95,000      Viacom Inc., Class B Shares (a) (b)                 5,260,625
       90,000      Walt Disney Co.                                     3,268,125
--------------------------------------------------------------------------------
                                                                      26,579,936
--------------------------------------------------------------------------------

Electronic Technology--19.0%
      145,000      Cisco Systems, Inc. (b)                            15,877,500
      170,000      Dell Computer Corp. (b)                             6,534,375
       80,000      Hewlett-Packard Co. (a)                             8,660,000
       85,000      Honeywell International Inc. (a)                    4,080,000
      190,000      Intel Corp.                                        18,798,125
       95,000      International Business Machines Corp.              10,657,812
       90,000      LM Ericsson Telephone Co. ADR (a)                   6,710,625
      115,000      Lucent Technologies, Inc.                           6,353,750
       55,000      Motorola, Inc.                                      7,521,250
       60,000      SCI Systems, Inc. (b)                               4,320,000
      130,000      Seagate Technology, Inc.(b)                         5,208,125
       50,000      Teradyne, Inc.(b)                                   3,237,500
       60,000      United Technologies Corp.                           3,176,250
--------------------------------------------------------------------------------
                                                                     101,135,312
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                                2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            January 31, 2000
--------------------------------------------------------------------------------

    SHARES                                 SECURITY                    VALUE
================================================================================

Energy Minerals--3.8%
      115,000      Conoco Inc., Class A Shares (a)                   $ 2,680,937
      170,000      Exxon Mobil Corp. (a)                              14,195,000
       85,000      Phillips Petroleum Co.                              3,474,375
--------------------------------------------------------------------------------
                                                                      20,350,312
--------------------------------------------------------------------------------

Finance-- 4.7%
      115,000      A.G. Edwards, Inc.                                  3,809,375
       50,000      Allstate Corp.                                      1,159,375
       45,000      American International Group, Inc.                  4,685,625
      115,000      AXA Financial, Inc.                                 3,744,688
      115,000      Bank of America Corp.                               5,570,313
       85,000      Bear Stearns Cos., Inc.                             3,506,250
       80,000      Chase Manhattan Corp.                               6,435,000
       50,000      CIGNA Corp.                                         3,587,500
      120,000      Conseco, Inc.                                       1,830,000
       35,000      Fannie Mae                                          2,097,813
       70,000      First Union Corp.                                   2,349,375
       85,000      FleetBoston Financial Corp.                         2,672,187
       40,000      Goldman Sachs Group, Inc. (a)                       3,665,000
      125,000      GreenPoint Financial Corp.                          2,476,563
       70,000      Hartford Financial Services Group, Inc.             2,668,750
       35,000      J.P. Morgan & Co., Inc.                             4,298,438
      115,000      KeyCorp                                             2,415,000
       45,000      Mercury General Corp.                               1,068,750
      120,000      Morgan Stanley Dean Witter & Co.                    7,950,000
       75,000      PNC Bank Corp.                                      3,600,000
       85,000      Starwood Hotels & Resorts Worldwide, Inc.           2,040,000
      115,000      UnionBanCal Corp.                                   4,089,688
      100,000      Washington Mutual, Inc.                             2,537,500
--------------------------------------------------------------------------------
                                                                      78,257,190
--------------------------------------------------------------------------------

Healthcare--11.1%
       50,000      Abbott Laboratories                                 1,631,250
       20,000      American Home Products Corp.                          941,250
      110,000      Amgen, Inc. (b)                                     7,005,625
       20,000      Baxter International, Inc.                          1,277,500
       50,000      Biogen, Inc. (b)                                    4,312,500
       80,000      Bristol-Myers Squibb Co.                            5,280,000
      115,000      Columbia / HCA Healthcare Corp.                     3,140,937
       65,000      Eli Lilly & Co.                                     4,346,875
       70,000      Johnson & Johnson                                   6,024,375
      115,000      Merck & Co., Inc.                                   9,063,437
      123,000      Mylan Laboratories Inc.                             3,274,875
      145,000      Pfizer Inc.                                         5,274,375
       25,000      Schering - Plough Corp.                             1,100,000
       85,000      Watson Pharmaceuticals, Inc. (a)(b)                 3,426,562
       45,000      Wellpoint Health Networks, Inc., Class
                   A Shares (b)                                        3,060,000
--------------------------------------------------------------------------------
                                                                      59,159,561
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            January 31, 2000
--------------------------------------------------------------------------------

    SHARES                                 SECURITY                    VALUE
================================================================================

Industrial Services--0.8%
      105,000      Fluor Corp. (a)                                   $ 4,193,438
--------------------------------------------------------------------------------

Non-Energy Minerals--3.4%
      100,000      Air Products and Chemicals, Inc.                    2,962,500
       85,000      Alcoa, Inc. (a)                                     5,923,437
       40,000      Dow Chemical Co. (a)                                4,660,000
      100,000      Rohm & Hass Co.                                     4,225,000
--------------------------------------------------------------------------------
                                                                      17,770,937
--------------------------------------------------------------------------------

Process Industries--3.6%
      145,000      General Electric Co.                               19,339,375
--------------------------------------------------------------------------------

Producer Manufacturing--2.6%
       80,000      Caterpillar Inc.                                    3,395,000
       70,000      Ingersoll - Rand Co.                                3,294,375
       40,000      Johnson Controls, Inc.                              2,210,000
       50,000      Lexmark International Group, Inc.,
                   Class A Shares (a)(b)                               4,712,500
--------------------------------------------------------------------------------
                                                                      13,611,875
--------------------------------------------------------------------------------

Publishing--1.9%
       50,000      Knight - Ridder, Inc.                               2,665,625
       85,000      New York Times Co., Class A Shares                  3,883,438
      100,000      Readers Digest Association, Inc.                    3,775,000
--------------------------------------------------------------------------------
                                                                      10,324,063
--------------------------------------------------------------------------------

Retail Trade--5.5%
       35,000      Best Buy Co., Inc. (b)                              1,671,250
       95,000      Federated Department Stores, Inc. (b)               3,954,375
       80,000      The Gap, Inc. (a)                                   3,575,000
      105,000      Home Depot, Inc.                                    5,945,625
      100,000      The Limited, Inc. (a)                               3,068,750
      100,000      SUPERVALU Inc.                                      1,800,000
      120,000      The TJX Cos., Inc.                                  1,957,512
      135,000      Wal-Mart Stores, Inc.                               7,391,250
--------------------------------------------------------------------------------
                                                                      29,363,762
--------------------------------------------------------------------------------

Technology Services--7.9%
       90,000      Automatic Data Processing, Inc.                     4,269,375
       70,000      BMC Software, Inc. (b)                              2,651,250
      110,000      Compuware Corp.  (a)(b)                             2,330,625
       90,000      Electronic Data Systems Corp.                       6,086,250
      175,000      Microsoft Corp. (b)                                17,128,125
       35,000      Siebel Systems, Inc. (b)                            3,209,063
      120,000      Unisys Corp. (a)(b)                                 3,825,000
        8,000      Yahoo! Inc. (a)(b)                                  2,576,500
--------------------------------------------------------------------------------
                                                                      42,076,188
--------------------------------------------------------------------------------

Transportation--0.9%
       40,000      AMR Corp.                                           2,152,500
       65,000      Knightsbridge Tankers Ltd.                            853,125
      120,000      Southwest Airlines Co.                              1,912,500
--------------------------------------------------------------------------------
                                                                       4,918,125
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            January 31, 2000
--------------------------------------------------------------------------------

    SHARES                                 SECURITY                    VALUE
================================================================================

Utilities--10.9%
      130,000      AT&T Corp. (a)                                    $ 6,857,500
       15,000      Bell Atlantic Corp.                                   929,062
      105,000      BellSouth Corp.                                     4,941,563
      110,000      Coastal Corp.                                       4,056,250
       60,000      DTE Energy Co. (a)                                  2,085,000
       55,000      Duke Energy Corp.                                   3,176,250
       95,000      Edison International                                2,755,000
      110,000      Enron Corp.                                         7,418,125
       80,000      GTE Corp.                                           5,865,000
      150,000      MCI WorldCom, Inc. (a)(b)                           6,890,625
       95,000      PECO Energy Co.                                     3,954,375
      145,000      SBC Communications, Inc.                            6,253,125
       75,000      Texas Utilities Co.                                 2,653,125
--------------------------------------------------------------------------------
                                                                      57,835,000
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost--$397,118,565)                              530,270,073
================================================================================
      FACE
     AMOUNT                                SECURITY                    VALUE
================================================================================
REPURCHASE AGREEMENT--0.3%
   $1,492,000      Goldman, Sachs & Co., 5.70% due 2/1/00; Proceeds at
                   maturity--$1,492,236; (Fully collateralized by
                   U.S. Treasury Notes and Bonds, 4.875% to 10.375%
                   due 3/31/01 to 5/15/17; Market value--$1,521,840)
                   (Cost--$1,492,000)                                  1,492,000
================================================================================
                   TOTAL INVESTMENTS--100%
                   (Cost-- $398,610,565*)                           $531,762,073
================================================================================

(a)   All or a portion of this security is on loan (See Note 8).

(b)   Non-income producing security.

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             11

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                            January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$398,610,565)                       $531,762,073
   Cash                                                                      987
   Collateral for securities on loan (Note 8)                         64,498,814
   Receivable for securities sold                                      1,595,347
   Receivable for Fund shares sold                                       624,752
   Dividends and interest receivable                                     357,024
--------------------------------------------------------------------------------
   Total Assets                                                      598,838,997
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 8)                            64,498,814
   Payable for Fund shares purchased                                   1,427,958
   Payable for securities purchased                                    1,154,405
   Investment advisory fees payable                                      202,102
   Administration fees payable                                            91,267
   Distribution fees payable                                              10,981
   Accrued expenses                                                      215,980
--------------------------------------------------------------------------------
   Total Liabilities                                                  67,601,507
--------------------------------------------------------------------------------
Total Net Assets                                                    $531,237,490
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $     33,260
   Capital paid in excess of par value                               388,305,411
   Undistributed net investment income                                   402,716
   Accumulated net realized gain from security transactions            9,344,754
   Net unrealized appreciation of investments and
   foreign currencies                                                133,151,349
--------------------------------------------------------------------------------
Total Net Assets                                                    $531,237,490
================================================================================
Shares Outstanding:
   Class A                                                            11,148,013
   -----------------------------------------------------------------------------
   Class B                                                             9,366,783
   -----------------------------------------------------------------------------
   Class L                                                               403,416
   -----------------------------------------------------------------------------
   Class O                                                               309,572
   -----------------------------------------------------------------------------
   Class Y                                                            12,031,881
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $15.97
   -----------------------------------------------------------------------------
   Class B*                                                               $15.87
   -----------------------------------------------------------------------------
   Class L**                                                              $15.84
   -----------------------------------------------------------------------------
   Class O**                                                              $15.87
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $16.06
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)      $16.81
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)      $16.00
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Statement of Operations                     For the Year Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                       $     232,030
   Dividends                                                          6,837,179
   Less: Foreign withholding tax                                         (5,592)
--------------------------------------------------------------------------------
   Total Investment Income                                            7,063,617
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                  2,402,756
   Distribution fees (Note 2)                                         1,713,423
   Administration fees (Note 2)                                       1,067,892
   Shareholder and system servicing fees                                434,201
   Registration fees                                                    160,328
   Shareholder communications                                           120,542
   Audit and legal                                                       62,256
   Custody                                                               24,067
   Trustees' fees                                                        15,084
   Other                                                                 12,050
--------------------------------------------------------------------------------
   Total Expenses                                                     6,012,599
--------------------------------------------------------------------------------
Net Investment Income                                                 1,051,018
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            294,675,138
     Cost of securities sold                                        214,266,108
--------------------------------------------------------------------------------
   Net Realized Gain                                                 80,409,030
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of
   Investments and Foreign Currencies:
     Beginning of year                                              188,018,469
     End of year                                                    133,151,349
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (54,867,120)
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       25,541,910
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  26,592,928
================================================================================

                            See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             13

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets             For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                            2000             1999
=======================================================================================
OPERATIONS:
   Net investment income                                $   1,051,018    $   3,374,821
   Net realized gain                                       80,409,030       27,308,881
   Increase (decrease) in net unrealized appreciation     (54,867,120)      58,611,216
---------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  26,592,928       89,294,918
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (646,267)      (3,147,777)
   Net realized gains                                     (82,901,133)     (24,580,392)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (83,547,400)     (27,728,169)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                        83,963,088       85,496,495
   Net asset value of shares issued for
     reinvestment of dividends                             49,389,118       17,167,175
   Cost of shares reacquired                              (70,965,654)     (68,037,009)
---------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                               62,386,552       34,626,661
---------------------------------------------------------------------------------------
Increase in Net Assets                                      5,432,080       96,193,410

NET ASSETS:
   Beginning of year                                      525,805,410      429,612,000
---------------------------------------------------------------------------------------
   End of year*                                         $ 531,237,490    $ 525,805,410
=======================================================================================
* Includes undistributed net investment income of:      $     402,716    $       1,800
=======================================================================================

                            See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Blend Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Trust. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             15

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 1, 2000, the Fund paid transfer agent fees of $103,661 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended January 31, 2000, SSB received total brokerage commissions of $6,002.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended January 31, 2000 CFBDS and SSB received sales charges of $99,000 and $49,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                  Class B               Class L
================================================================================
CDSCs                                             $130,000              $  6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively.

For the year ended January 31, 2000, total Distribution Plan fees incurred were:

                                                                    Distribution
                                                                     Plan Fees
================================================================================
Class A                                                               $  451,087
--------------------------------------------------------------------------------
Class B                                                                1,177,668
--------------------------------------------------------------------------------
Class L                                                                   44,251
--------------------------------------------------------------------------------
Class O                                                                   40,417
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $276,692,180
--------------------------------------------------------------------------------
Sales                                                                294,675,138
================================================================================

At January 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 162,997,206
Gross unrealized depreciation                                       (29,845,698)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 133,151,508
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
16                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At January 31, 2000, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2000, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             17

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 2000, the Fund did not write any options.

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund had loaned common stocks having a value of $63,608,501 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Chase Bank, 5.88% due 2/1/00                                       $ 8,208,090
Certificates of Deposit:
  Bank of Montreal, 5.88% due 2/2/00                                   2,735,537
Commercial Paper:
  American Home Products, 5.90% due 3/3/00                             3,736,755
  American Home Products, 5.48% due 4/20/00                               31,332
  Corp. Receivable, 6.13% due 2/2/00                                   1,997,711
  CC USA, 5.93% due 2/22/00                                            8,034,884
  CC USA, 5.94% due 2/22/00                                            3,219,543
  CC USA, 6.00% due 3/20/00                                            2,024,823
  CC USA, 5.90% due 2/14/00                                               89,239
  Moriarty LLC, 5.91% due 2/1/00                                         106,048
  Sigma Finance Corp., 5.93% due 3/6/00                                2,757,035
Floating Rate Notes:
  Goldman Sachs & Co., 5.28% due 8/23/00                                  58,083
  Sigma Finance Corp., 5.64% due 1/22/01                               1,298,377
Repurchase Agreements:
  J.P. Morgan Securities, 5.80% due 2/1/00                             8,748,073
  Morgan Stanley, 5.81% due 2/1/00                                    21,453,284
--------------------------------------------------------------------------------
Total                                                                $64,498,814
================================================================================

Income earned by the Fund from securities loaned for the year ended January 31, 2000 was $64,138.


--------------------------------------------------------------------------------
18                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                           Class A        Class B        Class L        Class O        Class Y
================================================================================================
Total Paid-in Capital   $121,456,808   $ 79,626,363   $  6,904,832   $  4,108,887   $176,241,781
================================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                     Year Ended
                                       January 31, 2000                January 31, 1999
                                   -------------------------       -------------------------
                                     Shares        Amount            Shares        Amount
============================================================================================
Class A
Shares sold                        1,360,850    $ 23,899,206       1,569,148    $ 26,492,698
Shares issued on reinvestment      1,626,185      26,270,970         558,601       9,218,773
Shares reacquired                 (1,842,142)    (32,124,158)     (1,777,302)    (29,455,721)
--------------------------------------------------------------------------------------------
Net Increase                       1,144,893    $ 18,046,018         350,447    $  6,255,750
============================================================================================

Class B
Shares sold                        1,027,511    $ 17,976,862       1,056,092    $ 17,599,116
Shares issued on reinvestment      1,339,694      21,539,615         462,610       7,622,062
Shares reacquired                 (2,061,578)    (35,652,392)     (2,233,185)    (37,011,623)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              305,627    $  3,864,085        (714,483)   $(11,790,445)
============================================================================================

Class L*
Shares sold                          324,282    $  5,673,659         115,141    $  1,880,488
Shares issued on reinvestment         52,571         841,736           2,240          36,677
Shares reacquired                    (83,802)     (1,421,571)         (7,016)       (106,157)
--------------------------------------------------------------------------------------------
Net Increase                         293,051    $  5,093,824         110,365    $  1,811,008
============================================================================================

Class O**
Shares sold                           24,210    $    420,416          75,695    $  1,278,352
Shares issued on reinvestment         45,814         736,797          17,564         289,663
Shares reacquired                    (81,611)     (1,422,533)        (90,556)     (1,463,508)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              (11,587)   $   (265,320)          2,703    $    104,507
============================================================================================

Class Y
Shares sold                        2,153,895    $ 35,992,945       2,312,952    $ 38,245,841
Shares issued on reinvestment             --              --              --              --
Shares reacquired                    (18,760)       (345,000)             --              --
--------------------------------------------------------------------------------------------
Net Increase                       2,135,135    $ 35,647,945       2,312,952    $ 38,245,841
============================================================================================

* For Class L shares, transactions are for the period from June 15, 1998 (inception date) to January 31, 1999.

**    On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             19

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                           2000(1)         1999(1)            1998            1997         1996(1)
================================================================================================================
Net Asset Value, Beginning of Year        $17.88          $15.72          $14.30          $12.16           $9.62
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.04            0.13            0.21            0.19            0.20
  Net realized and unrealized gain          0.84            3.02            2.10            2.33            2.74
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.88            3.15            2.31            2.52            2.94
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.01)          (0.12)          (0.19)          (0.20)          (0.20)
  Net realized gains                       (2.78)          (0.87)          (0.70)          (0.18)          (0.20)
----------------------------------------------------------------------------------------------------------------
Total Distributions                        (2.79)          (0.99)          (0.89)          (0.38)          (0.40)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $15.97          $17.88          $15.72          $14.30          $12.16
----------------------------------------------------------------------------------------------------------------
Total Return                                5.10%          20.69%          16.30%          20.97%          30.97%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $178,039        $178,847        $151,696        $133,272        $110,089
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.11%           1.09%           1.09%           1.12%           1.16%
  Net investment income                     0.22            0.77            1.35            1.48            1.77
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       53%             29%             17%              9%             15%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
20                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class B Shares                           2000(1)         1999(1)            1998            1997         1996(1)
================================================================================================================
Net Asset Value, Beginning of Year        $17.86          $15.72          $14.33          $12.19           $9.65
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)             (0.05)           0.05            0.13            0.13            0.14
  Net realized and unrealized gain          0.84            3.02            2.10            2.34            2.75
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.79            3.07            2.23            2.47            2.89
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --           (0.06)          (0.14)          (0.15)          (0.15)
  Net realized gains                       (2.78)          (0.87)          (0.70)          (0.18)          (0.20)
----------------------------------------------------------------------------------------------------------------
Total Distributions                        (2.78)          (0.93)          (0.84)          (0.33)          (0.35)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $15.87          $17.86          $15.72          $14.33          $12.19
----------------------------------------------------------------------------------------------------------------
Total Return                                4.55%          20.13%          15.65%          20.43%          30.23%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $148,664        $161,801        $153,651        $137,187        $112,891
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.61%           1.59%           1.59%           1.62%           1.65%
  Net investment income (loss)             (0.29)           0.29            0.86            0.98            1.27
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       53%             29%             17%              9%             15%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             21

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended January 31, except where noted:

Class L Shares                                        2000(1)         1999(1)(2)
================================================================================

Net Asset Value, Beginning of Year                     $17.87         $16.89
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                   (0.10)         (0.04)
  Net realized and unrealized gain                       0.85           1.90
--------------------------------------------------------------------------------
Total Income From Operations                             0.75           1.86
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    --          (0.01)
  Net realized gains                                    (2.78)         (0.87)
--------------------------------------------------------------------------------
Total Distributions                                     (2.78)         (0.88)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $15.84         $17.87
--------------------------------------------------------------------------------
Total Return                                             4.31%         11.57%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $6,390         $1,972
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               1.92%          1.85%+
  Net investment loss                                   (0.62)         (0.37)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    53%            29%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from June 15, 1998 (inception date) to January 31, 1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class O Shares                         2000(1)         1999(1)(2)     1998          1997       1996(1)
======================================================================================================
Net Asset Value, Beginning of Year      $17.86        $15.72        $14.33        $12.19         $9.65
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)           (0.05)         0.05          0.13          0.14          0.13
  Net realized and unrealized gain        0.84          3.02          2.10          2.33          2.76
------------------------------------------------------------------------------------------------------
Total Income From Operations              0.79          3.07          2.23          2.47          2.89
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --         (0.06)        (0.14)        (0.15)        (0.15)
  Net realized gains                     (2.78)        (0.87)        (0.70)        (0.18)        (0.20)
------------------------------------------------------------------------------------------------------
Total Distributions                      (2.78)        (0.93)        (0.84)        (0.33)        (0.35)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $15.87        $17.86        $15.72        $14.33        $12.19
------------------------------------------------------------------------------------------------------
Total Return                              4.55%        20.14%        15.65%        20.43%        30.23%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $4,914        $5,736        $5,007        $2,958          $961
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.63%         1.59%         1.57%         1.61%         1.62%
  Net investment income (loss)           (0.30)         0.28          0.86          0.94          1.11
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     53%           29%           17%            9%           15%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             23

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class Y Shares                           2000(1)         1999(1)            1998            1997      1996(1)(2)
================================================================================================================
Net Asset Value, Beginning of Year        $17.93          $15.73          $14.34          $12.16          $12.08
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.10            0.19            0.27            0.22              --
  Net realized and unrealized gain          0.86            3.03            2.10            2.36            0.08
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.96            3.22            2.37            2.58            0.08
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.05)          (0.15)          (0.28)          (0.22)             --
  Net realized gains                       (2.78)          (0.87)          (0.70)          (0.18)             --
----------------------------------------------------------------------------------------------------------------
Total Distributions                        (2.83)          (1.02)          (0.98)          (0.40)             --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $16.06          $17.93          $15.73          $14.34          $12.16
----------------------------------------------------------------------------------------------------------------
Total Return                                5.53%          21.16%          16.76%          21.48%           N/A*
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $193,230        $177,449        $119,258         $78,192              $5
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.71%           0.69%           0.69%           0.73%           N/A*
  Net investment income                     0.62            1.14            1.73            1.73            N/A*
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       53%             29%             17%              9%             15%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   Inception date is January 31, 1996.

*     Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
24                                               2000 Annual Report Shareholders

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of the Smith Barney Equity Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Blend Fund of Smith Barney Equity Funds as of January 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Cap Blend Fund of Smith Barney Equity Funds as of January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KPMG LLP

New York, New York
March 8, 2000


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             25

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2000:

      o     A corporate dividends received deduction of 96.43%.

      o     Total long-term capital gain distributions paid of $79,053,012.

--------------------------------------------------------------------------------
 Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund.

The results of the vote were as follows:

                         Shares Voted    Percentage   Shares Voted   Percentage
Name of Directors             For       Shares Voted     Against    Shares Voted
================================================================================
Lee Abraham             62,342,951.572     98.630%     865,940.611      1.370%
Allan J. Bloostein      62,384,540.377     98.696      824,351.806      1.304
Jane F. Dasher          62,392,002.787     98.708      816,889.396      1.292
Donald R. Foley         62,322,262.500     98.595      886,629.683      1.403
Richard E. Hanson, Jr.  62,380,877.618     98.690      828,014.565      1.310
Paul Hardin             62,379,975.324     98.689      828,916.859      1.311
Heath B. McLendon       62,370,291.215     98.673      838,630.968      1.327
Roderick C. Rasmussen   62,346,471.848     98.636      862,420.335      1.364
John P. Toolan          62,396,377.832     98.715      812,514.351      1.285
================================================================================


--------------------------------------------------------------------------------
26                                               2000 Annual Report Shareholders

Smith Barney
Large Cap
Blend Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Serving Agent

Smith Barney Private Trust Company
388 Greenwich Street
22nd Floor
New York, New York  10013

Sub-Shareholder Servicing Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island  02940-9699

This report is submitted for the general information of shareholders of Smith Barney Equity Funds -- Smith Barney Large Cap Blend Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

             SALOMON SMITH BARNEY
      ---------------------------
      A member of citigroup[LOGO]

      Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Large Cap
Blend Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0425 3/00

SB   [LOGO]
MF

                               [GRAPHIC OMITTED]

                                Diversification-
                the Essence of the Concert Social Awareness Fund

                                 CONCERT SOCIAL
                                    AWARENESS

                                                                Fund

                                                       SPECIAL DISCIPLINE SERIES

                                                       ANNUAL REPORT

                                                       JANUARY 31, 2000

                             SB Smith Barney [LOGO]
                             MF Mutual Funds [LOGO]

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Concert Social
Awareness Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Social Awareness Fund ("Fund") seeks high total return consisting of capital appreciation and current income by investing in a combination of equity and fixed-income securities of issuers who demonstrate a positive awareness of their impact on society.

Concert Social Awareness Fund
Average Annual Total Returns
January 31, 2000

                                                    Without Sales Charge(1)
                                              ----------------------------------
                                              Class A        Class B     Class L
================================================================================
One-Year                                        4.93%          4.13%       4.13%
--------------------------------------------------------------------------------
Five-Year                                      18.47          17.59       17.64
--------------------------------------------------------------------------------
Ten-Year                                         N/A          13.42         N/A
--------------------------------------------------------------------------------
Since Inception+                               15.32          12.20       13.89
================================================================================

                                                    Without Sales Charge(2)
                                              ----------------------------------
                                              Class A        Class B     Class L
================================================================================
One-Year                                       (0.34)%        (0.84)%      2.11%
--------------------------------------------------------------------------------
Five-Year                                      17.25          17.48       17.40
--------------------------------------------------------------------------------
Ten-Year                                         N/A          13.42         N/A
--------------------------------------------------------------------------------
Since Inception+                               14.51          12.20       13.72
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Throughout the reporting period, the influence of our underlying, risk-sensitive investment discipline caused us to become a bit more defensive. During the period, the Fund was underrepresented in stocks relative to its normal target. In addition, the Concert Social Awareness Fund's stock portfolio has become a bit less growth-company focused, with a corresponding shift of assets toward more value-oriented cyclical or commodity type companies. Nonetheless, we maintain our preference to own high-quality, strategically expanding firms. On the bond side of the Fund, we remain positive on the spread sector (corporate bonds, mortgage-backed securities, agency notes) and on the U.S. Treasury long bond sector.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

              Class A                SSIAX
              Class B                SESIX
              Class L                SESLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .........................................................   1

Historical Performance .....................................................   6

Concert Social Awareness Fund
at a Glance ................................................................   9

Schedule of Investments ....................................................  10

Statement of Assets and Liabilities ........................................  15

Statement of Operations ....................................................  16

Statements of Changes in Net Assets ........................................  17

Notes to Financial Statements ..............................................  18

Financial Highlights .......................................................  23

Additional Shareholder Information .........................................  24

Tax Information ............................................................  24

Independent Auditors' Report ...............................................  25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B.                                ELLEN S.
MCLENDON                                CAMMER

Chairman                                Vice President and
                                        Investment Officer

[PHOTO OMITTED]

ROBERT J.
BRADY, CFA

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Concert Social Awareness Fund ("Fund") for the period ended January 31, 2000. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages 10 through 14 for a list of the Fund's holdings. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Investment Objective and Performance Update

As previously noted, the Fund seeks to provide high total return made up of current income and capital appreciation through a carefully determined balance of stocks and bonds with an emphasis on issuers who, in the opinion of the Fund's portfolio managers, demonstrate a positive awareness of their impact on society.

Under normal market conditions, the Fund will have 75% of its assets invested in stocks and 25% in bonds. The Fund's investment mix may vary from time to time (i.e., +/- 10 percentage points) to reflect current market conditions.

Class A shares of the Fund, without sales charges, returned 4.93% for the year ended January 31, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned 10.34% and the Lehman Brothers Government/Corporate Bond Index(2) returned a negative 2.87% over the same period. The Fund underpeformed its Lipper Inc. flexible portfolio fund peer group return of 7.22% for the same period. (Lipper Inc. is a major fund-tracking organization.)

Stock Market Update and Portfolio Changes

An annual report is ideally a platform for both thoughtful review and careful reflection. When confronted with today's dynamic and record-setting economic and financial market conditions, this can be a challenging task. Overall, we believe that the performance of the Fund's stock portfolio last year was fairly consistent with what might be expected from our established investment discipline.

On the surface, it appeared as if gains in profits acted as the market's catalyst to move higher, more than offsetting the constraint of a strong rise in interest rates. (The yield on a 10-year Treasury bond, for instance, started at 4.66% and ended at 6.66% as of January 31, 2000.) But upon further investigation, we discover a strikingly different story. Most stocks in the S&P 500 did not do that well. Approximately three-quarters of the total gains were generated by only one-quarter of the stocks. Technology was the major contributor to overall stock market performance in the new economy. Removing the technology sector from the S&P 500, and equally weighing the remaining 85% of the stocks, resulted in a negative average total return.

----------
(1) The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.
(2) The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  1

Although the Concert Social Awareness Fund entered the year modestly underexposed to the primary technology sector, we were able to outperform this strong area through good stock selection. (3) Furthermore, when we look at the 90% of our stocks that did not represent either our best five performers or our worst five performers, our experience was positive. In our view, what really constrained our overall stock performance were three specific stocks -- Compaq Computer, Rite Aid and Xerox. Each company was well recognized and established in its industry, but all ran into very difficult operating experiences in their goal to either transform their business models or accelerate growth to contend with intense competitive pressures. In a momentum-driven stock market, as we have been experiencing, there is virtually no tolerance for disappointments. But in each instance, decisions were not quick enough to contain our losses. In combination, those three stocks alone made the difference between outperforming the S&P 500 and falling short.

On January 31, 2000, the Fund's stock portfolio consisted of 76 individual positions, with the median size holding approximating 1.1% of the total equity values in the portfolio. Our investments were well diversified and balanced across various sectors.

Throughout the reporting period, the influence of our underlying, risk-sensitive investment discipline caused actions to make our portfolio become a bit more defensive in nature. First, we underrepresented stocks as an asset class relative to our full cycle target of 75%. And, secondly, the Fund's stock portfolio has become a bit less growth company focused, with a corresponding shift of funds towards more value oriented cyclical or commodity type companies.

Consequently, we are even more underexposed to the technology sector than we were last year, and overexposed to some consumer and globally sensitive industrial companies. Investors have not yet adopted this drift toward discernible value in general, as the market has basically held to its previous course, with the strong getting stronger.

Clearly, we still retain a prominent growth company bias in our stock selection because over the long term, we would prefer to own what we believe are high-quality, strategically expanding firms. But, on the margin, we attempt to move across investment styles and market sectors in search of the better current values, periodically overweighting or underweighting our long-term favorites in the process. That active compositional tilt holds true whether it relates to stocks versus bonds, or simply stock versus stock.

When looking forward, we seek to avoid the high-pitched emotion that currently surrounds the stock market. In our opinion, our new technology culture era has provided access to information, ease of execution and enough instant gratification to engender a "bandwagon" mentality. Yet too often, especially in the new company domain, investment analysis extends more to the virtual world than to the concrete one. In our technology-driven world we are told that name matters over substance, vision overrides economic models, revenue mass replaces earnings production, return supplants risk and price does not matter.

The counterbalance view is that many more traditionalist investors see the present investment scene as bordering on the dysfunctional. They ask: "How can you justify paying so much more for so much less?" The caution is that any way you measure the growth side of the stock market, be it relative to interest rates, earnings, dividends, book value, etc., the market seems overvalued. Meanwhile, many of these more traditional investors point out that perfectly fine companies see their stocks selling at relatively inexpensive prices, but nobody seems to want them.

Our goal is to walk a fine line between these two extremes. Inside the large-company universe, we think the marketplace, in its infinite wisdom, has actually functioned in a fairly rational manner. Our view is that different valuation levels have been assigned to different sectors of the market in recognition of future certainty. As the global economy moves through this incredible technology revolution, firms will need to

----------
(3)   Please note that past performance is not indicative of future results.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
change from using technology simply to improve the profitability of existing operating models to a phase of actually redesigning operating models. In many business sectors that transition may prove to be difficult, even treacherous.

Therefore, while long-term growth expectations have been raised for many industries, an argument can be made at the same time that the confidence of actually achieving those same expectations has weakened for some. Rational investors react to that prospect by their willingness to pay different prices for the future prospects -- pay up where the future growth is most visible, and pay less for uncertain areas. That sort of valuation differentiation seems to be what has occurred over the last several years, with the notion that companies directly associated with offering the technology platforms have a much more likely prospect of delivering on improved growth expectations.

With that premise, we think the challenge for many managers in constructing a portfolio becomes one of determining if the rational reaction has gone too far in one direction or another. Has the market overpriced the clear vision companies, while under pricing the less certain ones? Or does the answer lie on the flip side? Our recent emphasis on applicators, as opposed to the suppliers, of technology indicates that for now we believe that the adjustment has been overdone.

Bond Market Update and Portfolio Changes

The second half of 1999 ended with the U.S. economy continuing to grow at a rapid pace. Interest rates had closed the year poised at their highs, with only mild trepidation concerning the new millennium. Against this backdrop a difficult year in the bond markets came to a close. One of the oldest fixed-income benchmarks, the Lehman Aggregate Index,(4) ended the year with the second lowest return since its inception in 1976. In our view, the main culprits for the rise in interest rates were the robust U.S. economy and a Federal Reserve Board ("Fed") that took back all three of its interest rate cuts of the prior year.

For the Fund's full fiscal year, we estimated that the bond component of the Fund outperformed its benchmark, the Lehman Brothers Government/Corporate Index by 63 basis points (-2.24% vs. -2.87%). (A basis point is .01% or one one-hundredth of a percent.) For the six-month period since our semi-annual report, the Fund's fixed-income portion outperformed by an estimated 17 basis points. (+0.54% vs +0.37%).

To appreciate how difficult a year it was for the bond market it is important to note that on a total return basis, the five-year U.S. Treasury note was down 3.60%, the ten-year U.S. Treasury note was down 9.72% and the thirty year long bond was down 14.95% for the 12 months ended January 31, 2000. The only positive performance came at the very front end of the yield curve where coupon income outweighed the negative price performance. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

The spread markets (i.e., corporate bonds, mortgage-backed securities and agencies) performed well during the last five months. We believe the partial catalyst for this better performance was the additional liquidity pumped into the market by the Fed to calm year-end Y2K fears. Spreads also narrowed versus U.S. Treasuries due to brightening global economic prospects and rising stock indexes, coupled with a year-end new issue slowdown and a seasonal tendency to own spread product going into the first quarter of 2000.

After the 1998 Asian meltdown, corporate bonds went through a difficult process of repairing confidence and liquidity in 1999. The growing economy certainly has helped, but the damage in terms of market liquidity has been and continues to be a slow recovery. Robust new issue activity through the first eight months of

----------

(4) The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  3

1999 weighed on the market as well as a lack of capital commitment from dealers who continued to remain risk averse. Spreads struggled throughout the year and are only slightly better than year-end 1998.

We remain positive on the spread sector going into the first quarter and recently purchased some issues to enhance the yield on the portfolio. Over the period, we purchased the credits of U.S. West, AT&T, ABN-Amro Bank and AES Corp. Higher coupon mortgage-backed securities that were attractive versus the current coupons on a yield basis were also added to the Fund's bond holdings. Mortgage-backed securities have seen a large drop-off of issuance due to the rise in mortgage rates and coupon and price distributions show an asset class with more resistance to the volatility of interest rates.

We have also focused our attention on the Treasury long bond sector, specifically U.S. Treasuries that mature in 2016 to 2026. This is a sector of the U.S. Treasury market that we feel will be the target of the debt buyback program that the U.S. government is contemplating with the budget surplus. If they do decide to buy this sector, the bonds in this maturity range should perform well.

While the three interest-rate hikes in the second half of 1999 should put in place the groundwork for slower growth by the middle of next year, the Fed did not appear confident that these hikes alone were enough to slow down the economy. The possibility is thoroughly priced into the bond market that the Fed will opt for a little more insurance and raise the federal funds rate again. (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The Fed Funds rate, as it is called, often points to the direction of U.S. interest rates.) At the close of the reporting period, the Fund's bond assets were made up of 42% governments, 36% corporate bonds, 13% mortgage-backed securities and 9% asset-backed securities with duration of 4.75 years. (Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.)

Looking forward, the themes we will be watching include the stock market (as we think the stock market is what is causing Fed Chairman Alan Greenspan so much concern, more than potential inflationary pressures), oil prices, and the Presidential election (as it condenses the time period for Fed action as the preference is to be out of the market by the summer).

Our focus will be squarely on the Fed, trying to determine how fast is too fast on the economic growth side and how low is too low on the employment rate side to glean how high the Fed will need to move rates.

We look for 2000 to be a better year for the bond market although that may not become apparent until the second half of the year. It is important to remember that historically, diversification has been a good risk dampener. (Of course, past performance is not indicative of future results.) We also begin the year with more of a cushion than last year as we set out with interest rates at a higher level than the historically low levels at the end of 1998. Lastly, as the year progresses, we expect to see the economy slow to a more sustainable growth rate from the sizzling pace of the moment, which should allow the Fed to relax and for rates to moderate.


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

Thank you for your continued support of our efforts on your behalf and for investing in the Concert Social Awareness Fund.

Sincerely,


/s/ Heath B. McLendon                /s/ Ellen S. Cammer



Heath B. McLendon                    Ellen S. Cammer

Chairman                             Vice President and
                                     Investment Officer


/s/ Robert J. Brady

Robert J. Brady, CFA

Vice President and
Investment Officer

February 18, 2000

--------------------------------------------------------------------------------
Top Ten Holdings*                                         As of January 31, 2000
--------------------------------------------------------------------------------

 1. International Business Machines Corp.                                   3.4%
--------------------------------------------------------------------------------
 2. EMC Corp.                                                               3.4
--------------------------------------------------------------------------------
 3. The Home Depot, Inc.                                                    3.3
--------------------------------------------------------------------------------
 4. The AES Corp.                                                           2.9
--------------------------------------------------------------------------------
 5. Amgen Inc.                                                              2.8
--------------------------------------------------------------------------------
 6. Cisco Systems, Inc.                                                     2.7
--------------------------------------------------------------------------------
 7. Enron Corp.                                                             2.7
--------------------------------------------------------------------------------
 8. Wal-Mart Stores, Inc.                                                   2.7
--------------------------------------------------------------------------------
 9. The Chase Manhattan Corp.                                               2.7
--------------------------------------------------------------------------------
10. Alcoa Inc.                                                              2.6
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                 $ 25.94   $ 25.79    $ 0.32       $ 1.09        4.93%
--------------------------------------------------------------------------------
1/31/99                   20.57     25.94      0.26         0.53       30.47
--------------------------------------------------------------------------------
1/31/98                   19.36     20.57      0.55         1.99       19.89
--------------------------------------------------------------------------------
1/31/97                   19.00     19.36      0.60         1.32       12.41
--------------------------------------------------------------------------------
1/31/96                   15.91     19.00      0.52         0.52       26.47
--------------------------------------------------------------------------------
1/31/95                   17.72     15.91      0.47         0.66       (3.82)
--------------------------------------------------------------------------------
1/31/94                   16.85     17.72      0.56         1.46       17.80
--------------------------------------------------------------------------------
Inception*-- 1/31/93      16.80     16.85      0.11         0.85        6.12+
================================================================================
  Total                                      $ 3.39       $ 8.42
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                 $ 25.96   $ 25.81     $ 0.12      $ 1.09       4.13%
--------------------------------------------------------------------------------
1/31/99                   20.63     25.96       0.14        0.53      29.50
--------------------------------------------------------------------------------
1/31/98                   19.42     20.63       0.40        1.99      18.95
--------------------------------------------------------------------------------
1/31/97                   19.05     19.42       0.45        1.32      11.60
--------------------------------------------------------------------------------
1/31/96                   15.97     19.05       0.42        0.52      25.58
--------------------------------------------------------------------------------
1/31/95                   17.79     15.97       0.35        0.66      (4.54)
--------------------------------------------------------------------------------
1/31/94                   16.84     17.79       0.34        1.46      16.88
--------------------------------------------------------------------------------
1/31/93                   17.26     16.84       0.50        1.49       9.68
--------------------------------------------------------------------------------
1/31/92                   15.61     17.26       0.55        0.88      19.96
--------------------------------------------------------------------------------
1/31/91                   15.57     15.61       0.51        0.46       6.80
================================================================================
  Total                                       $ 3.78      $10.40
================================================================================


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------


                         Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/00                 $26.03    $ 25.88     $ 0.12      $ 1.09       4.13%
--------------------------------------------------------------------------------
1/31/99                  20.68      26.03       0.14        0.53      29.53
--------------------------------------------------------------------------------
1/31/98                  19.46      20.68       0.40        1.99      18.97
--------------------------------------------------------------------------------
1/31/97                  19.08      19.46       0.45        1.32      11.65
--------------------------------------------------------------------------------
1/31/96                  15.97      19.08       0.42        0.52      25.77
--------------------------------------------------------------------------------
1/31/95                  17.79      15.97       0.35        0.66      (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94    17.54      17.79       0.28        1.46      11.83+
================================================================================
  Total                                       $ 2.16      $ 7.57
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Year Ended 1/31/00                              4.93%        4.13%        4.13%
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                       18.47        17.59        17.64
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                          N/A        13.42          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00                     15.32        12.20        13.89
================================================================================

                                                  Without Sales Charges(2)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Year Ended 1/31/00                             (0.34)%      (0.84)%       2.11%
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                       17.25        17.48        17.40
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                          N/A        13.42          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00                     14.51        12.20        13.72
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  7

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)                            180.55%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                               252.41
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                            140.50
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Concert Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard &Poor's 500 Index+

                          January 1990 -- January 2000

                     soc    Leh gov corp bond  leh c.b. long-term         s&p

January\r1990       10000         10000              10000               10000
January\r1991       10180         11103              11114               10840
January\r1992       12411         12560              12749               13299
January\r1993       14430         14014              14609               14707
January\r1994       16322         15458              16922               16602
January\r1995       15676         14977              15743               16689
January\r1996       19686         17632              19955               23139
January\r1997       21969         18052              19860               29231
January\r1998       26133         20069              23253               37095
January\r1999       33843         21820              26036               49152
January\r2000       35241         21193              23979               54234

                              PLOT POINTS TO COME

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

 6.8%         Basic Materials

 4.8%         Communication Services

14.1%         Consumer Cyclicals

 4.3%         Consumer Staples

10.4%         Financial Services

 5.6%         Health Care

 2.7%         Publishing - Periodicals

14.5%         Technology

 1.7%         Transportation

 5.2%         Utilities

* As a percentage of total common stock.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Investment Breakdown**
--------------------------------------------------------------------------------

 3.8%         Mortgage-Backed Securities

13.2%         Corporate Bonds and Notes

 2.6%         Asset-Backed Securities

70.1%         Common Stock

10.3%         U.S. Government Obligations and Repurchase Agreement

** As a percentage of total investments.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 2000
--------------------------------------------------------------------------------

        SHARES                      SECURITY                                 VALUE
======================================================================================
COMMON STOCK -- 70.1%
Basic Materials -- 6.8%
        150,000    Alcoa Inc. (a)                                         $ 10,453,125
        192,772    BP Amoco PLC (a)                                         10,361,495
         50,000    Engelhard Corp.                                             796,875
        150,000    Nucor Corp.                                               7,462,500
        120,000    Praxair, Inc.                                             4,867,500
        100,000    Royal Dutch Petroleum Co.                                 5,506,250
--------------------------------------------------------------------------------------
                                                                            39,447,745
--------------------------------------------------------------------------------------
Communication Services -- 3.8%
        140,000    Anixter International Inc. (a)(b)                         2,756,250
         33,750    AT&T Corp. (a)                                            1,780,313
        162,500    Bell Atlantic Corp.                                      10,064,844
        136,396    MCI WorldCom, Inc. (a)(b)                                 6,265,691
         20,000    Time Warner Telecom Inc. (b)                              1,215,000
--------------------------------------------------------------------------------------
                                                                            22,082,098
--------------------------------------------------------------------------------------
Consumer Cyclicals -- 14.1%
        113,000    The Black & Decker Corp.                                  4,527,063
        150,000    Deere & Co. (a)                                           6,553,125
        129,687    Dollar General Corp. (a)                                  2,755,849
         59,000    eToys Inc. (a)(b)                                           862,875
        240,000    The Home Depot, Inc.                                     13,590,000
        175,700    Interface, Inc.                                             856,538
        168,400    Kaufman & Broad Home Corp. (a)                            3,652,175
        125,000    Kimberly-Clark Corp.                                      7,742,188
         52,256    Koninklijke Philips Electronics NV                        7,720,824
        124,700    Liz Clairborne, Inc.                                      4,216,419
        170,000    Lowe's Cos., Inc. (a)                                     7,586,250
        149,250    The May Department Stores Co.                             4,645,406
        259,450    Staples, Inc. (a)(b)                                      6,178,153
        202,000    Wal-Mart Stores, Inc.                                    11,059,500
--------------------------------------------------------------------------------------
                                                                            81,946,365
--------------------------------------------------------------------------------------
Consumer Staples -- 4.3%
         47,220    Albertson's, Inc.                                         1,446,113
        150,100    Brinker International, Inc. (a)(b)                        3,790,025
        214,800    The Kroger Co. (b)                                        3,732,150
        200,000    Sysco Corp.                                               7,112,500
         26,000    Tricon Global Restaurants, Inc. (b)                         744,250
         98,214    Unilever NV                                               4,542,398
        187,000    Wendy's International, Inc. (a)                           3,517,930
--------------------------------------------------------------------------------------
                                                                            24,885,366
--------------------------------------------------------------------------------------
Financial Services -- 10.4%
        135,000    ACE Ltd.                                                  2,387,813
         77,016    Ageon NV                                                  5,602,914
         91,094    The Allstate Corp.                                        2,112,242
         55,000    American Express Co.                                      9,064,688


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 2000
--------------------------------------------------------------------------------

        SHARES                      SECURITY                                 VALUE
======================================================================================
Financial Services -- 10.4% (continued)
         51,750    American International Group, Inc. (a)                 $  5,388,469
        132,000    Associates First Capital Corp.                            2,640,000
         82,941    BankAmerica Corp.                                         4,017,455
        136,576    The Chase Manhattan Corp.                                10,985,832
          4,750    Donaldson, Lufkin & Jenrette, Inc. (b)                       51,953
         75,200    Freddie Mac                                               3,774,100
         50,000    The Hartford Financial Services Group, Inc.               1,906,250
         96,400    Lincoln National Corp.                                    3,560,775
         35,000    Marsh & McLennan Cos., Inc.                               3,290,000
         75,000    PNC Bank Corp.                                            3,600,000
         70,800    The St. Paul Cos., Inc.                                   2,137,275
--------------------------------------------------------------------------------------
                                                                            60,519,766
--------------------------------------------------------------------------------------
Health Care -- 6.0%
        182,000    Amgen Inc. (b)                                           11,591,125
         42,800    C.R. Bard, Inc.                                           1,915,300
         76,300    Johnson & Johnson                                         6,566,569
         45,000    Medtronic Inc.                                            2,058,750
         24,600    Merck & Co., Inc.                                         1,938,788
        156,000    Schering-Plough Corp.                                     6,864,000
        170,500    Tenet Healthcare Corp. (b)                                3,878,875
--------------------------------------------------------------------------------------
                                                                            34,813,407
--------------------------------------------------------------------------------------
Publishing - Periodicals -- 2.7%
         55,000    Harcourt General, Inc.                                    2,200,000
        200,000    The Reader's Digest Association, Inc.                     7,550,000
        139,600    Tribune Co.                                               5,889,375
--------------------------------------------------------------------------------------
                                                                            15,639,375
--------------------------------------------------------------------------------------
Technology -- 15.1%
        106,000    America Online, Inc. (b)                                  6,035,375
        132,000    Automatic Data Processing, Inc. (a)                       6,261,750
        101,900    Cisco Systems, Inc. (a)(b)                               11,158,050
         95,000    Electronic Data Systems Corp.                             6,424,375
        129,000    EMC Corp. (a)(b)                                         13,738,500
         71,000    Intel Corp.                                               7,024,563
        124,800    International Business Machine Corp. (a)                 14,001,000
         77,852    Lucent Technologies Inc.                                  4,301,323
         55,000    N2H2, Inc. (b)                                              880,000
        100,000    Oracle Corp. (a)(b)                                       4,995,313
         66,000    Pitney Bowes, Inc.                                        3,234,000
         79,400    Sun Microsystems, Inc. (b)                                6,237,863
        176,000    Xerox Corp.                                               3,674,000
--------------------------------------------------------------------------------------
                                                                            87,966,112
--------------------------------------------------------------------------------------
Transportation -- 1.7%
        156,375    Southwest Airlines Co.                                    2,492,227
         19,300    United Parcel Service, Inc.                               1,148,350
        175,000    US Freightways Corp.                                      6,365,625
--------------------------------------------------------------------------------------
                                                                            10,006,202
--------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 2000
--------------------------------------------------------------------------------

        SHARES                      SECURITY                                 VALUE
======================================================================================
Utilities -- 5.2%
        149,000    The AES Corp. (a)(b)                                   $ 11,938,625
        164,200    Enron Corp.                                              11,073,208
        190,000    The Williams Cos., Inc.                                   7,362,500
--------------------------------------------------------------------------------------
                                                                            30,374,333
--------------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost -- $241,592,701)                                  407,680,769
======================================================================================

        FACE
       AMOUNT                            SECURITY                            VALUE
======================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 10.2%
                   U.S. Treasury Notes:
    $ 4,400,000      6.250% due 8/31/00                                      4,405,368
      1,000,000      5.375% due 2/15/01                                        990,020
      3,000,000      5.500% due 7/31/01                                      2,954,910
      2,000,000      6.250% due 10/31/01                                     1,988,380
      3,000,000      5.875% due 11/30/01 (a)                                 2,961,270
      5,978,000      6.375% due 8/15/02                                      5,938,545
     12,000,000      6.000% due 8/15/04 (a)                                 11,661,840
      2,000,000      6.000% due 8/15/09 (a)                                  1,906,460
                   U.S. Treasury Bonds:
      6,500,000      7.250% due 5/15/16                                      6,830,330
      3,000,000      7.125% due 2/15/23                                      3,163,020
      6,000,000      6.250% due 8/15/23                                      5,723,100
      8,800,000      6.000% due 2/15/26 (a)                                  8,147,128
      3,000,000      6.125% due 8/15/29 (a)                                  2,856,750
--------------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (Cost -- $60,993,965)                                    59,527,121
======================================================================================
CORPORATE BONDS AND NOTES -- 13.2%
Financial Services -- 7.6%
      3,000,000    ABN AMRO Global, Bank Guaranteed, 7.250% due 5/31/05      2,951,250
      2,000,000    AES Corp, Sr. Sub. Notes, 10.250% due 7/15/06             2,015,000
      3,000,000    Associates Corp. of North America, Sr. Notes, 5.750%
                     due 11/1/03                                             2,835,000
      2,000,000    AT&T Corp., Notes, 6.500% due 3/15/29                     1,697,500
      2,000,000    Australia & NZ Banking Group, Sub. Notes, 6.250%
                     due 2/1/04                                              1,895,000
      2,000,000    Bank One Corp., Notes, 6.400% due 8/1/02                  1,950,000
      2,000,000    BankAmerica, Sub. Notes, 7.750% due 7/15/02               2,012,500
      2,000,000    Countrywide Home Loan, Medium Term Notes, 6.380%
                     due 10/8/02                                             1,937,500
                   Fannie Mae:
      4,000,000      5.875% due 4/23/04                                      3,800,840
      3,000,000      6.500% due 4/29/09                                      2,775,720
      1,000,000    First USA Bank, Deposit Notes, 6.375% due 10/23/00          998,750
      7,000,000    Freddie Mac, Notes, 6.875% due 1/15/05                    6,906,200
      2,000,000    Inter-American, Bonds, 7.375% due 1/15/10                 1,992,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT                            SECURITY                            VALUE
======================================================================================
Financial Services -- 7.6% (continued)
    $ 2,000,000    Lehman Brothers Holdings, Medium Term Notes, 6.050%
                    due 4/28/00                                            $ 1,995,820
                   Merrill Lynch & Co. Inc., Notes:
      1,000,000      6.000% due 1/15/01                                        993,750
      2,000,000      6.875% due 11/15/18                                     1,787,500
                   Morgan Stanley Dean Witter & Co., Notes:
      2,000,000      7.125% due 1/15/03                                      1,985,000
      2,000,000      6.875% due 3/1/07                                       1,917,500
      2,000,000    Norwest Corp., Notes, 6.875% due 8/8/06                   1,907,500
--------------------------------------------------------------------------------------
                                                                            44,354,830
--------------------------------------------------------------------------------------
Industrial -- 4.7%
      4,000,000    Cable & Wireless Co., Yankee Issue, 6.375% due 3/6/03     3,925,000
      2,000,000    Fred Meyer Inc., Notes, 7.375% due 3/1/05                 1,940,000
      2,000,000    International Business Machine Corp., Notes, 5.400%
                     due 1/26/09                                             1,732,500
      2,500,000    Lucent Technologies, Inc., Notes, 7.250% due 7/15/06      2,478,125
      3,000,000    Norfolk Southern Corp., Notes, 6.700% due 5/1/00          3,000,000
        313,709    Southwest Airlines Co., Series 1994-A3, 8.700%
                     due 7/1/11                                                320,624
      3,000,000    Staples Inc., Sr. Notes, 7.125% due 8/15/07               2,838,750
      1,000,000    Sun Microsystems, Sr. Notes, 7.000% due 8/15/02             988,750
                   Time Warner Inc., Notes:
      1,500,000      7.950% due 2/1/00                                       1,500,000
      2,000,000      6.950% due 1/15/28                                      1,790,000
      2,375,000    Tricon Global Restaurant, Sr. Notes, 7.450% due 5/15/05   2,241,406
      3,000,000    US West Cap Funding Inc., Company Guaranteed, 5.650%
                     due 8/15/01                                             2,973,750
      2,000,000    Xerox Corp., Notes, 5.250% due 12/15/03                   1,835,000
--------------------------------------------------------------------------------------
                                                                            27,563,905
--------------------------------------------------------------------------------------
Utilities -- 0.9%
      2,200,000    Enron Corp., Notes, 6.950% due 7/15/28                    1,930,500
      3,000,000    MCI Worldcom Inc., Notes, 7.750% due 4/1/07               3,022,500
--------------------------------------------------------------------------------------
                                                                             4,953,000
--------------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS AND NOTES
                   (Cost -- $80,334,233)                                    76,871,735
======================================================================================
ASSET-BACKED SECURITIES -- 2.6%
      3,000,000    Chase Credit Card Master Trust, Series 1997-2, 6.300%
                     due 4/15/03                                             2,998,290
      2,000,000    Discover Card Master, Series 1993-B, 6.750% due 2/16/02   1,994,700
        225,292    Equity Credit Corp., Home Equity Loan Trust, Series
                     1993-3, 5.150% due 9/15/08                                214,863
      8,765,000    MBNA Master Credit Trust, Series 1995-f, 6.600%
                     due 1/15/03                                             8,773,853
        999,999    Sears Credit Account Master Trust, Series 95-2A,
                     8.100% due 6/15/04                                      1,007,960
--------------------------------------------------------------------------------------
                   TOTAL ASSET-BACKED SECURITIES
                   (Cost -- $15,066,387)                                    14,989,666
======================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT                            SECURITY                            VALUE
======================================================================================
MORTGAGE-BACKED SECURITIES -- 3.8%
                   Federal Home Loan Mortgage Corporation (FHLMC):
    $     3,550      6.250% due 7/1/02                                    $      3,300
          6,749      8.500% due 12/1/02                                          6,949
      1,765,795      7.000% due 2/1/29                                       1,684,675
                   Federal National Mortgage Association (FNMA):
      1,126,121      6.000% due 2/1/11                                       1,051,865
      3,300,735      7.000% due 1/1/13                                       3,223,367
         63,820      8.000% due 7/1/24                                          63,680
        944,932      6.500% due 3/1/29                                         877,303
        955,196      6.500% due 4/1/29                                         886,833
      1,976,467      7.000% due 7/1/29                                       1,884,423
      2,000,000      8.000% due 1/1/30                                       1,995,620
                   Government National Mortgage Association (GNMA):
      1,988,975      6.500% due 7/15/29                                      1,837,932
      2,995,033      7.000% due 8/15/29                                      2,850,882
      4,943,006      7.000% due 9/15/29                                      4,705,099
      1,000,000      7.500% due 1/15/30                                        975,310
--------------------------------------------------------------------------------------
                   TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $22,934,110)                                    22,047,238
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
        466,000    Goldman Sachs & Co., 5.700% due 2/1/00;
                   Proceeds at maturity -- $466,074; (Fully
                   collateralized by U.S. Treasury Notes and
                   Bonds, 4.875% to 10.375% due 3/31/01 to
                   5/15/17; Market value -- $475,202)
                   (Cost -- $466,000)                                          466,000
======================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $421,387,396**)                               $581,582,529
======================================================================================

(a)   All or a portion of security is on loan (Note 7).
(b)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $421,387,396)                    $581,582,529
    Cash                                                                     378
    Collateral for securities on loan (Note 7)                       105,852,495
    Receivable for securities sold                                     1,520,262
    Interest receivable                                                3,104,502
    Receivable for Fund shares sold                                      640,845
    Dividends receivable                                                 215,765
--------------------------------------------------------------------------------
    Total Assets                                                     692,916,776
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities on loan (Note 7)                          105,852,495
    Payable for securities purchased                                   1,002,937
    Payable for Fund shares purchased                                    729,386
    Investment advisory fees payable                                     279,097
    Administration fees payable                                          101,373
    Distribution fees payable                                             53,722
    Accrued expenses                                                     167,120
--------------------------------------------------------------------------------
    Total Liabilities                                                108,186,130
--------------------------------------------------------------------------------
Total Net Assets                                                    $584,730,646
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                      $     22,662
                                                                    ------------
    Capital paid in excess of par value                              390,460,045
    Undistributed net investment income                                1,358,118
    Accumulated net realized gain from security transactions          32,694,688
    Net unrealized appreciation of investments                       160,195,133
--------------------------------------------------------------------------------
Total Net Assets                                                    $584,730,646
================================================================================
Shares Outstanding:
    Class A                                                           13,050,652
    ----------------------------------------------------------------------------
    Class B                                                            8,562,024
    ----------------------------------------------------------------------------
    Class L                                                            1,048,832
    ----------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                  $      25.79
    ----------------------------------------------------------------------------
    Class B *                                                       $      25.81
    ----------------------------------------------------------------------------
    Class L **                                                      $      25.88
    ----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value
      per share)                                                    $     27.15
    ----------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value
      per share)                                                    $     26.14
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                      $  10,253,548
    Dividends                                                         4,589,813
    Less: Foreign withholding tax                                      (161,317)
--------------------------------------------------------------------------------
    Total Investment Income                                          14,682,044
--------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 2)                                        3,218,728
    Investment advisory fees (Note 2)                                 3,065,311
    Administration fees (Note 2)                                      1,114,659
    Shareholder and system servicing fees                               634,648
    Registration fees                                                   101,435
    Shareholder communications                                           63,542
    Audit and legal                                                      48,558
    Trustees' fees                                                       21,275
    Custody                                                              18,508
    Other                                                                62,794
--------------------------------------------------------------------------------
    Total Expenses                                                    8,349,458
--------------------------------------------------------------------------------
Net Investment Income                                                 6,332,586
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE3):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                           233,557,127
      Cost of securities sold                                       191,125,674
--------------------------------------------------------------------------------
    Net Realized Gain                                                42,431,453
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                             184,034,044
      End of year                                                   160,195,133
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                         (23,838,911)
--------------------------------------------------------------------------------
Net Gain on Investments                                              18,592,542
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  24,925,128
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                             2000            1999
======================================================================================
OPERATIONS:
    Net investment income                               $   6,332,586   $   3,884,886
    Net realized gain                                      42,431,453      20,369,855
    Increase (decrease) in net unrealized appreciation    (23,838,911)     89,166,525
--------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                 24,925,128     113,421,266
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                  (4,981,131)     (3,895,688)
    Net realized gains                                    (23,616,050)     (9,770,057)
--------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                       (28,597,181)    (13,665,745)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
    Net proceeds from sale of shares                      185,704,680     107,012,876
    Net asset value of shares issued for
      reinvestment of dividends                            27,161,910      12,933,222
    Cost of shares reacquired                            (120,157,647)   (105,542,323)
--------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                              92,708,943      14,403,775
--------------------------------------------------------------------------------------
Increase in Net Assets                                     89,036,890     114,159,296
NET ASSETS:
    Beginning of year                                     495,693,756     381,534,460
--------------------------------------------------------------------------------------
    End of year*                                        $ 584,730,646   $ 495,693,756
======================================================================================
* Includes undistributed net investment income of:      $   1,358,118              --
======================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Large Cap Blend Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Tust receives account fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $151,554 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group. For the year ended January 31, 2000, SSB received brokerage commissions of $3,000.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended January 31, 2000, CFBDS and SSB received sales charges of $374,000 and $120,000 on sales of the Fund's Class A and Class L shares, respectively.

In addition, CDSCs paid to CFBDS and SSB were:

                                                  Class B                Class L
================================================================================
CDSC                                             $152,000               $  8,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 2000, total Distribution Plan fees incurred were:

                                         Class A         Class B         Class L
================================================================================
Distribution Plan Fees                $  784,855      $2,205,443      $  228,430
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $310,732,772
--------------------------------------------------------------------------------
Sales                                                                233,557,127
================================================================================

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $173,078,335
Gross unrealized depreciation                                       (12,883,202)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $160,195,133
===============================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2000, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2000, the Fund had no open purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 2000, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund had loaned common stocks and bonds having a value of $103,756,551 and holds the following collateral for loaned securities:

Security Description                                                      Value
===============================================================================
Certificate of Deposit:
  Bank of Montreal, 5.880% due 2/2/00                              $  5,220,803

Commercial Paper:
  American Home, 5.482% due 4/20/00                                   4,657,721)
  CC USA Disc., 5.936% due 2/22/00                                    1,214,013
  CC USA Disc., 5.930% due 2/22/00                                    2,080,201
  Corp. Receivables, 6.055% due 2/100                                 6,687,691)
  Corp. Receivables, 6.125% due 2/2/00                                2,601,186
  Moriarity Disc., 5.949% due 2/18/00                                 1,942,739
  Moriarity Disc., 5.979% due 2/14/00                                 4,607,353
  Sigma Finance, 5.966% due 3/10/00                                     643,110
Floating Rate Notes:
  Goldman Sachs, 5.280% due 8/23/00                                  10,728,463
  Goldman Sachs, 5.280% due 8/23/00                                   1,186,342
  Sigma Finance, 6.234% due 4/4/00                                    1,648,231
  Sigma Finance, 5.640% due 1/22/01                                   2,645,996
Time Deposit:
  Chase Bank, 5.875% due 2/1/00                                      12,447,665
  Chase Bank, 5.920% due 3/7/00                                         500,885
Tri-Party Repurchase Agreements:
  J.P. Morgan, 5.800% due 2/1/00                                     12,373,681
  J.P. Morgan, 5.800% due 2/1/00                                          6,115
  J.P. Morgan, 5.800% due 2/1/00                                        158,861
  J.P. Morgan, 5.800% due 2/1/00                                        161,197
  J.P. Morgan, 5.800% due 2/1/00                                        329,109
  J.P. Morgan, 5.800% due 2/1/00                                        396,679
  J.P. Morgan, 5.800% due 2/1/00                                         23,814
  J.P. Morgan, 5.800% due 2/1/00                                         10,937
  J.P. Morgan, 5.800% due 2/1/00                                         20,987
  J.P. Morgan, 5.800% due 2/1/00                                        719,537
  J.P. Morgan, 5.800% due 2/1/00                                         63,658
  J.P. Morgan, 5.800% due 2/1/00                                         14,799
  J.P. Morgan, 5.800% due 2/1/00                                          5,890
  J.P. Morgan, 5.800% due 2/1/00                                        146,447
  J.P. Morgan, 5.800% due 2/1/00                                         74,227
  Morgan Stanley, 5.800% due 2/1/00                                  30,436,082
  Morgan Stanley, 5.810% due 2/1/00                                   2,098,076
-------------------------------------------------------------------------------
Total                                                              $105,852,495
===============================================================================

Income earned by the Fund from securities loaned for the year ended January 31, 2000 was $99,698.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                                        Class A         Class B         Class L
================================================================================
Total Paid-in Capital                $243,023,751    $123,118,611    $24,340,345
================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                     Year Ended
                                        January 31, 2000               January 31, 1999
                                   --------------------------      -------------------------
                                      Shares          Amount          Shares          Amount
============================================================================================
Class A
Shares sold                        3,479,437    $ 90,293,494       2,805,213    $(64,000,378
Shares issued on reinvestment        624,601      16,162,588         345,011       7,960,380
Shares reaquired                  (1,926,793)    (50,099,372)     (2,099,048)    (47,939,818)
--------------------------------------------------------------------------------------------
Net Increase                       2,177,245    $ 56,356,710       1,051,176    $(24,020,940
============================================================================================
Class B
Shares sold                        3,118,093    $ 81,272,290       1,490,823    $(34,432,215
Shares issued on reinvestment        382,627       9,901,915         201,924       4,688,797
Shares reaquired                  (2,572,959)    (66,702,505)     (2,401,577)    (54,426,551)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              927,761    $ 24,471,700        (708,830)   $(15,305,539)
============================================================================================
Class L
Shares sold                          540,901    $ 14,138,896         364,743    $ (8,580,283
Shares issued on reinvestment         42,281       1,097,407          12,059         280,988
Shares reaquired                    (128,063)     (3,355,770)       (129,984)     (2,962,207)
--------------------------------------------------------------------------------------------
Net Increase                         455,119    $ 11,880,533         246,818    $ (5,899,064
============================================================================================
Class Y+
Shares sold                               --              --              --    $         --
Shares issued on reinvestment             --              --             131           3,057
Shares reaquired                          --              --         (10,819)       (213,747)
--------------------------------------------------------------------------------------------
Net Decrease                              --              --         (10,688)   $   (210,690)
============================================================================================

+ As of January 31, 1999, all Class Y shares were fully redeemed.

--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares                                            2000(1)           1999(1)           1998            1997            1996
==================================================================================================================================
Net Asset Value, Beginning of Year                 $     25.94       $     20.57       $     19.36     $     19.00     $     15.91
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                   0.38              0.29              0.48            0.57            0.61
  Net realized and unrealized gain                        0.88              5.87              3.27            1.71            3.52
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              1.26              6.16              3.75            2.28            4.13
Less Distributions From:
  Net investment income                                  (0.32)            (0.26)            (0.55)          (0.60)          (0.52)
  Net realized gains                                     (1.09)            (0.53)            (1.99)          (1.32)          (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.41)            (0.79)            (2.54)          (1.92)          (1.04)
Net Asset Value, End of Year                       $     25.79       $     25.94       $     20.57     $     19.36     $     19.00
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                              4.93%            30.47%            19.89%          12.41%          26.47%
Net Assets, End of Year (000s)                     $   336,595       $   282,060       $   202,026     $   178,072     $   175,007
Ratios to Average Net Assets:
  Expenses                                                1.17%             1.19%             1.19%           1.28%           1.21%
  Net investment income                                   1.47              1.23              2.34            2.98            3.10
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     43%               36%               62%             68%             81%
==================================================================================================================================

Class B Shares                                            2000(1)           1999(1)           1998            1997            1996
==================================================================================================================================
Net Asset Value, Beginning of Year                 $     25.96       $     20.63       $     19.42     $     19.05     $     15.97
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                   0.19              0.11              0.33            0.43            0.49
  Net realized and unrealized gain                        0.87              5.89              3.27            1.71            3.53
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              1.06              6.00              3.60            2.14            4.02
Less Distributions From:
  Net investment income                                  (0.12)            (0.14)            (0.40)          (0.45)          (0.42)
  Net realized gains                                     (1.09)            (0.53)            (1.99)          (1.32)          (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.21)            (0.67)            (2.39)          (1.77)          (0.94)
Net Asset Value, End of Year                       $     25.81       $     25.96       $     20.63     $     19.42     $     19.05
Total Return                                              4.13%            29.50%            18.95%          11.60%          25.58%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $   220,989       $   198,181       $   172,115     $   202,597     $   226,360
Ratios to Average Net Assets:
  Expenses                                                1.93%             1.94%             1.95%           2.03%           1.94%
  Net investment income                                   0.71              0.49              1.62            2.23            2.37
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     43%               36%               62%             68%             81%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class L Shares                                            2000(1)           1999(1)           1998(2)         1997            1996
==================================================================================================================================
Net Asset Value, Beginning of Year                 $     26.03       $     20.68       $     19.46     $     19.08     $     15.97
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                   0.19              0.11              0.34            0.44            0.45
  Net realized and unrealized gain                        0.87              5.91              3.27            1.71            3.60
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              1.06              6.02              3.61            2.15            4.05
Less Distributions From:
  Net investment income                                  (0.12)            (0.14)            (0.40)          (0.45)          (0.42)
  Net realized gains                                     (1.09)            (0.53)            (1.99)          (1.32)          (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.21)            (0.67)            (2.39)          (1.77)          (0.94)
Net Asset Value, End of Year                       $     25.88       $     26.03       $     20.68     $     19.46     $     19.08
Total Return                                              4.13%            29.53%            18.97%          11.65%          25.77%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $    27,147       $    15,453       $     7,173     $     4,000     $     3,396
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                1.92%             1.92%             1.93%           2.01%           1.94%
  Net investment income                                   0.73              0.46              1.54            2.25            2.31
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     43%               36%               62%             68%             81%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees for the Fund.

The results of the vote were as follows:

                              Shares Voted       Percentage         Shares Voted        Percentage
Name of Trustees                   For          Shares Voted           Against         Shares Voted
===================================================================================================
Lee Abraham                  28,169,081.410        98.099%           545,771.835           1.901%
Allan J. Bloostein           28,181,393.982        98.142            533,459.263           1.858
Jane F. Dasher               28,171,508.847        98.108            543,344.398           1.892
Donald R. Foley              28,141,523.891        98.003            573,329.354           1.997
Richard E. Hanson, Jr.       28,182,408.558        98.146            532,444.687           1.854
Paul Hardin                  28,187,430.410        98.163            527,422.835           1.837
Heath B. McLendon            28,187,190.089        98.162            527,663.156           1.838
Roderick C. Rasmussen        28,179,477.573        98.136            535,375.672           1.864
John P. Toolan               28,186,096.598        98.159            528,756.647           1.841
===================================================================================================

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2000:

      o     A corporate dividends received deduction of 55.39%.

      o     Total long-term capital gain distributions paid of $23,616,050.

A total of 26.22% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in the conformity with generally accepted accounting principles.

                                             /s/ KPMG LLP
New York, New York
March 8, 2000


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 25

Concert Social
Awareness Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Vice President and Investment Officer

Ellen S. Cammer
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Concert Social Awareness Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Concert Social Awareness Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

[UNION LABEL] 341

[RECYCLE LOGO]    Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

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